THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, THE TRANSFER, RESALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY ONLY BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND BY DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE IS SUCH AN EXEMPTION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF AUGUST 28, 1996, BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.


           EXERCISABLE ONLY ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME
                                December 31, 2001

No. W-1                                                       2,277,787 Warrants

                               WARRANT CERTIFICATE
                       WAHLCO ENVIRONMENTAL SYSTEMS, INC.

          This Warrant Certificate certifies that WEXFORD SPECIAL SITUATIONS 1996, L.P., or registered assigns, is the registered holder (the "Holder") of TWO MILLION TWO HUNDRED SEVENTY-SEVEN THOUSAND SEVEN HUNDRED EIGHTY-SEVEN (2,277,787) Warrants (the 'Warrants") expiring December 31, 2001 to purchase common stock of Wahlco Environmental Systems, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the Holder to purchase from the Company, on or after the issuance hereof, and on or before 5:00 p.m. New York City time on December 31, 2001 one fully paid and nonassessable share of common stock of the Company, par value S.01 per share ("Common Stock"), at the exercise price (the "Exercise Price") at the time in effect under the Warrant Agreement (as hereinafter defined), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of such Exercise Price to the Company in New York, New York, but only subject to the conditions set forth herein and in the Warrant Agreement; PROVIDED, HOWEVER, that the number or kinds of shares of Common Stock or other securities (or in certain events other property) purchasable upon exercise of the Warrants and the Exercise Price referred to herein may as of the date of this Warrant Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company.

          No Warrant may be exercised after 5:00 p.m. New York City time on December 31, 2001 (the "Expiration Date").

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of August 28, 1996 (the 'Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Holder. initially capitalized terms used but not defined herein shall have the available for inspection at the Company, located at 3600 West Segerstrom Avenue, Santa Ana, California 92704, during regular business hours.

          Warrants may be exercised to purchase shares of Common Stock from the Company at any time, or from time to time on or after the date hereof and on or before the Expiration Date, at the Exercise Price then in effect. The Holder may exercise the Warrants represented by this Warrant Certificate by surrendering the Warrant Certificate with the Form of Exercise set forth hereon properly completed and executed, together with payment of the Exercise Price at the time in effect, to the Company; PROVIDED, HOWEVER, that a Holder who is also a creditor of the Company may exercise Warrants by payment as herein provided, cancellation of indebtedness or a combination thereof. In the event that an exercise of Warrants evidenced hereby shall be an exercise of less than the total number of Warrants evidenced hereby, there shall be issued to Holder or Holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment will be made for any dividends on any shares of Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the shares of Common Stock referred to on the face hereof. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be adjusted.

          The Company may, but shall not be required to, issue fractions of shares of Common Stock or any certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the current market price then in effect.

          Subject to the terms and conditions contained in the Warrant Agreement, the Warrants represented by this Warrant Certificate are transferable, in whole or in part, upon surrender of this Warrant Certificate to the Company, together with a written assignment of the Warrant on the Form of Assignment or Partial Assignment, as the case may be, set forth hereon or in other form satisfactory to the Company, duly executed by Holder or Holder s duly appointed legal representative, and together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate shall be issued and delivered in the name of the assignee and in the denomination or denominations specified in such instrument of assignment. If less than all of the Warrants represented by this Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the portion of this Warrant Certificate not being transferred.

          This Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender hereof to the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by Holder or Holder's duly appointed legal representative, and together with the funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice.

          The Company shall make no service or other charge in connection with any such transfer or exchange of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to Holder hereof, and for all other purposes.

          This Warrant Certificate shall not be valid unless countersigned by Holder by the manual signature of one of its authorized officers.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


                                        WAHLCO ENVIRONMENTAL SYSTEMS, INC..

                                        By: /s/ illegible
                                           ------------------------------
                                        Name:
                                        Title:

Dated: November 15, 1996

Attest:

/s/ Anne L. Anderson
------------------------------

[Countersigned:]

------------------------------

By: /s/ illegible
   ---------------------------
      Authorized Officer

                               [FORM OF EXERCISE]

                    [To be executed upon exercise of Warrant]

          The undersigned (the "Holder") hereby irrevocably elects to exercise the right, represented by Wahlco Environmental Systems, Inc. Warrant Certificate No. W-1, to purchase ___________ shares of Wahlco Environmental Systems, Inc., in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such Common Stock be registered in the name of _______________ (insert social security or other identifying number) whose address is _______________________________. If said number of
____________ shares of Common Stock is less than all of the shares of Common Stock purchasable under Wahlco Environmental Systems, Inc. Warrant Certificate No. W-1, Holder requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of Holder and that such Warrant Certificate be delivered to _________________ whose address is ________________________________________________________.

Dated:______________,_________.

                                        WEXFORD SPECIAL SITUATIONS 1996, L.P.

                                        By:
                                           ------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant Certificate.)

------------------------------
(insert Social Security or
Taxpayer Identification
Number of Holder)

Signature Guaranteed:


------------------------------

                              [FORM OF ASSIGNMENT]

              (To be executed to transfer the Warrant Certificate)


          FOR VALUE RECEIVED, WEXFORD SPECIAL SITUATIONS 1996 LIMITED hereby sells, assigns and transfers unto______________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(print name and address of transferee) the Warrants represented by Wahlco Environmental Systems, Inc. Warrant Certificate No. W-1 together with all right, title and interest evidenced thereby, and does hereby irrevocably constitute and appoint__________________, attorney, to transfer the said Warrants on the books of Wahlco Environmental Systems, Inc. with full power of substitution.

Dated:__________,________

                                        WEXFORD SPECIAL SITUATIONS 1996, L.P.


                                        By:
                                           ------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant Certificate.)

------------------------------
(Insert Social Security
or Taxpayer Identification
Number of Holder)

Signature Guaranteed:


------------------------------

                          [FORM OF PARTIAL ASSIGNMENT]

              (To be executed to transfer the Warrant Certificate)

          FOR VALUE RECEIVED, WEXFORD SPECIAL SITUATIONS 1996 LIMITED (the "Holder") hereby sells, assigns and transfers unto__________________________ (print name and address of transferee) _______________ Warrants represented by Wahlco Environmental Systems, Inc. Warrant Certificate No. W-1, together with all right, title and interest evidenced thereby, and does hereby irrevocably constitute and appoint __________________ attorney, to transfer said Warrants on the books of Wahlco Environmental Systems, Inc., with full power of substitution. Holder requests that a new Warrant Certificate representing the remaining balance of Warrants represented by Wahlco Environmental Systems, Inc. Warrant Certificate No. W-1 be registered in the name of Holder and that such Warrant Certificate be delivered to __________________________ whose address is
_______________________________________________________________.

Dated:_____________,________.

                                        WEXFORD SPECIAL SITUATIONS 1996, L.P.

                                        By:
                                           ------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant Certificate.)

------------------------------
(Insert Social Security
or Taxpayer Identification
Number of Holder)

Signature Guaranteed:


------------------------------